UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2010

MACKENZIE TAYLOR MINERALS INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33310	98-0505186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 904 – 228 26th Avenue S.W., Calgary, Alberta, Canada, T2S 3C6
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (702) 755-7406

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On May 19, 2010, Mackenzie Taylor Minerals Inc. (the “Company”) and Abtech Industries, Inc. (“Abtech”) agreed to terminate that certain letter of intent between the Company and Abtech dated May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2010	MACKENZIE TAYLOR MINERALS INC.

	By:	/s/ Terry Stimpson
Terry Stimpson
President